UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2011

HAWAIIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI 96819

 (Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2011, Hawaiian Holdings, Inc (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 AM, local time, at The Hilton Hawaiian Village Beach Resort and Spa, 2005 Kalia Road, Honolulu, HI 96815, for the following purposes:

Proposal No. 1                 To elect seven directors from among the nominees described in the Company’s 2011 proxy statement filed with the Securities and Exchange Commission on April 19, 2011.

Proposal No. 2                 To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proposal No. 3                 To approve the material terms of the Company’s 2006 Management Incentive Plan for purposes of qualifying under Internal Revenue Code Section 162(m).

Proposal No. 4                 To hold a non-binding vote on the Company’s executive compensation.

Proposal No. 5                 To hold a non-binding vote on the frequency of stockholder advisory votes on the Company’s executive compensation.

Only stockholders of record at the close of business on April 4, 2011, the record date, were entitled to vote at the Annual Meeting.  At the record date, approximately 50,401,670 shares of Common Stock and 3 shares of Special Preferred Stock were issued and outstanding.  Each share of Common Stock and Special Preferred Stock was entitled to one vote.  The Company had no other class of voting securities outstanding and entitled to vote at the meeting.  A total of 44,933,340 shares or 89.15% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 Election of Directors

Proposal	Votes For	Votes Withheld	Broker Non- Votes	Outcome

Election of Gregory S. Anderson	35,019,064	103,902	9,810,374	Elected

Election of L. Todd Budge	35,019,082	103,884	9,810,374	Elected

Election of Mark B. Dunkerley	34,959,117	163,849	9,810,374	Elected

Election of Lawrence S. Hershfield	34,968,455	154,511	9,810,374	Elected

Election of Randall L. Jenson	34,997,577	125,389	9,810,374	Elected

Election of Bert T. Kobayashi, Jr.	34,173,687	949,279	9,810,374	Elected

Election of Crystal K. Rose	34,720,146	402,820	9,810,374	Elected

Proposal No. 2 Ratification of Ernst & Young LLP

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

44,718,640	156,063	58,637	0	Approved

Proposal No. 3 Approval of Material Terms of the Company’s 2006 Management Incentive Plan

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

34,321,785	708,677	92,504	9,810,374	Approved

Proposal No. 4 Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

34,310,318	720,381	92,267	9,810,374	Approved

Proposal No. 5 Advisory Vote on the Frequency of Stockholder Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non- Votes	Outcome

32,223,438	92,455	2,726,844	80,229	9,810,374	1 Year

Based on these results, and consistent with the Board of Directors’ recommendation for an annual advisory vote on executive compensation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: June 3, 2011	By:	/s/ Peter R. Ingram
Peter R. Ingram Executive Vice President, Chief Financial Officer and Treasurer